UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of report (Date of Earliest Event Reported: (02-06-2001)


                      GENERAL MOTORS ACCEPTANCE CORPORATION
              ----------------------------------------------------
               (Exact name of registrant specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

           1-3754                               38-0572512
  ---------------------              ------------------------------------
  (Commission File No.)              (I.R.S. Employer Identification No.)


              200 Renaissance Center, Detroit, Michigan 48265-2000
             ------------------------------------------------------

                                  313-665-6266
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

                          GMAC CREDIT RATINGS AFFIRMED

     On February 6, 2001, Standard & Poor's affirmed its ratings on General Motors Corporation (GM), General Motors Acceptance Corporation (GMAC), and all related entities. At the same time, the outlook is revised to negative from stable.

     The outlook revision reflects Standard & Poor's increased concerns about GM's ability to maintain satisfactory financial performance amid ongoing intensification of competition in the North American automotive industry.

     GMAC's senior debt and commercial paper ratings were affirmed at A and A1, respectively.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.



                                          GENERAL MOTORS ACCEPTANCE CORPORATION
                                          -------------------------------------
                                                    (Registrant)


Dated:  February 08, 2001                 By  s/  GERALD E. GROSS
                                          -------------------------------------
                                                 (Gerald E. Gross, Comptroller)